Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1780

              Closed-End Strategy: Master Income Portfolio 2017-3

         Closed-End Strategy: Value Equity and Income Portfolio 2017-3

                        INVESCO UNIT TRUSTS, SERIES 1794

                        Inflation Hedge Portfolio 2017-3


                         Supplement to the Prospectuses

Prior to the open of business on September 11, 2017, Nuveen Investments completed the reorganization of the Diversified Real Asset Income Fund ("DRA") into the Nuveen Real Asset Income and Growth Fund ("JRI"). DRA shares were exchanged at a ratio of 1.00249699 shares per single share of JRI.

Notwithstanding anything to the contrary in the Prospectuses, your Portfolio now holds and will continue to buy shares of JRI in the aggregate proportion previously represented by DRA.

Supplement Dated: September 11, 2017